Exhibit 25.2
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)__

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                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   74-0800980
                     (I.R.S. Employer Identification Number)


       712 MAIN STREET, HOUSTON, TEXAS                         77002
  (Address of principal executive offices)                   (Zip code)


                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                                 EEX CORPORATION
               (Exact name of obligor as specified in its charter)


                    TEXAS                                    75-2421863
       (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                  Identification Number)
            2500 CITY WEST BLVD.                                77042
                 SUITE 1400                                   (Zip Code)
               HOUSTON, TEXAS
(Address of principal executive offices)


                                 DEBT SECURITIES
                       (Title of the indenture securities)

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ITEM 1. GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of the Currency, Washington, D.C.
          Federal Deposit Insurance Corporation, Washington, D.C.
          Board of Governors of the Federal Reserve System, Washington, D.C.

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          The obligor is not an affiliate of the trustee. (See Note on Page 8.)

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

          FURNISH  THE  FOLLOWING   INFORMATION  AS  TO  EACH  CLASS  OF  VOTING
          SECURITIES OF THE TRUSTEE.

                COL. A                                            COL. B
             TITLE OF CLASS                                 AMOUNT OUTSTANDING
             --------------                                 ------------------
          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER  INDENTURE  UNDER WHICH ANY OTHER
SECURITIES,   OR  CERTIFICATES  OF  INTEREST  OR   PARTICIPATION  IN  ANY  OTHER
SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

          (A)  TITLE  OF  THE  SECURITIES  OUTSTANDING  UNDER  EACH  SUCH  OTHER
          INDENTURE.

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


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ITEM 4. (CONTINUED)

          (B) A BRIEF  STATEMENT  OF THE  FACTS  RELIED  UPON AS A BASIS FOR THE
          CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

        COL. A              COL. B             COL. C               COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                REPRESENTED BY
                                             AMOUNT OWNED       AMOUNT GIVEN IN
     NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY           COL. C
     -------------      --------------       ------------           ------
Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


                                       3

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ITEM 7.  VOTING  SECURITIES  OF THE  TRUSTEE  OWNED  BY  UNDERWRITERS  OR  THEIR
         OFFICIALS.

     FURNISH  THE  FOLLOWING  INFORMATION  AS TO THE  VOTING  SECURITIES  OF THE
TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


        COL. A              COL. B              COL. C              COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                REPRESENTED BY
                                             AMOUNT OWNED       AMOUNT GIVEN IN
     NAME OF OWNER      TITLE OF CLASS       BENEFICIALLY           COL. C
     -------------      --------------       ------------           ------
Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

        COL. A.             COL. B              COL. C               COL. D
                                             AMOUNT OWNED
                          WHETHER THE       BENEFICIALLY OR        PERCENT OF
                          SECURITIES      HELD AS COLLATERAL          CLASS
                          ARE VOTING         SECURITY FOR        REPRESENTED BY
                         OR NONVOTING       OBLIGATIONS IN        AMOUNT GIVEN
    TITLE IN CLASS        SECURITIES            DEFAULT            IN COL. C.
    --------------        ----------            -------            ----------
Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


                [Remainder of this page intentionally left blank]


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ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A.             COL. B.             COL. C.              COL. D.
                                             AMOUNT OWNED
                                            BENEFICIALLY OR        PERCENT OF
                                          HELD AS COLLATERAL          CLASS
    TITLE OF ISSUER                          SECURITY FOR        REPRESENTED BY
          AND               AMOUNT          OBLIGATIONS IN        AMOUNT GIVEN
    TITLE OF CLASS        OUTSTANDING     DEFAULT BY TRUSTEE        IN COL. C
    --------------        -----------     ------------------        ---------
Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

        COL. A               COL. B              COL. C               COL. D
                                              AMOUNT OWNED
                                             BENEFICIALLY OR        PERCENT OF
                                           HELD AS COLLATERAL          CLASS
    TITLE OF ISSUER                           SECURITY FOR        REPRESENTED BY
          AND                AMOUNT          OBLIGATIONS IN        AMOUNT GIVEN
    TITLE OF CLASS         OUTSTANDING     DEFAULT BY TRUSTEE        IN COL. C
    --------------         -----------     ------------------        ---------
Not applicable by virtue of From T-1 General Instruction B and response to item 13.



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ITEM 11. OWNERSHIP  OR  HOLDINGS BY THE  TRUSTEE OF ANY  SECURITIES  OF A PERSON
         OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A               COL. B              COL. C               COL. D
                                              AMOUNT OWNED
                                             BENEFICIALLY OR        PERCENT OF
                                           HELD AS COLLATERAL          CLASS
    TITLE OF ISSUER                           SECURITY FOR        REPRESENTED BY
          AND                AMOUNT          OBLIGATIONS IN        AMOUNT GIVEN
    TITLE OF CLASS         OUTSTANDING     DEFAULT BY TRUSTEE       IN COL. C
    --------------         -----------     ------------------       ---------
Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

              COL. A                   COL. B                   COL. C.

             NATURE OF                 AMOUNT
           INDEBTEDNESS              OUTSTANDING               DATE DUE
           ------------              -----------               --------
Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 8.)



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     (B) IF THE TRUSTEE IS A TRUSTEE  UNDER  ANOTHER  INDENTURE  UNDER WHICH ANY
OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE
OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There has not been a default under any such indenture or series. (See Note on Page 8.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not applicable.

ITEM 16. LIST OF EXHIBITS.

     LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

     *1. A copy of the articles of association of the trustee as now in effect.

     *2. A copy of the certificate of authority of the trustee to commence business.

     *3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

     *4. A copy of the existing bylaws of the trustee.

     5. Not applicable.

     6. The  consent of the United  States  institutional  trustees  required by
     Section 321(b) of the Act.


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     *7. A copy of the  latest  report of  condition  of the  trustee  published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

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     *    Incorporated by reference to exhibit bearing the same  designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-63747 filed September 18, 1998.


                                      NOTE

     INASMUCH AS THIS FORM T-1 IS FILED PRIOR TO THE ASCERTAINMENT BY THE TRUSTEE OF ALL FACTS ON WHICH TO BASE RESPONSIVE ANSWERS TO ITEMS 2 AND 13, THE ANSWERS TO SAID ITEMS ARE BASED ON INCOMPLETE INFORMATION. SUCH ITEMS MAY, HOWEVER, BE CONSIDERED AS CORRECT UNLESS AMENDED BY AN AMENDMENT TO THIS FORM T-1.


                                    SIGNATURE

     PURSUANT  TO THE  REQUIREMENTS  OF THE  TRUST  INDENTURE  ACT OF  1939  THE
TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 24TH DAY OF SEPTEMBER, 1998.

                                            CHASE BANK OF TEXAS, NATIONAL
                                            ASSOCIATION, AS TRUSTEE
                                                      (Trustee)

                                            By: /s/ DONNA EDMUNDSON
                                               ---------------------------------
                                                Donna Edmundson
                                                Vice President and Trust Officer


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                                                                       Exhibit 6

Securities & Exchange Commission
Washington, D.C.  20549


Gentlemen:

     The undersigned is trustee under a Subordinated Indenture dated as of __________, 1998, as the same may be supplemented from time to time by supplemental indentures thereto, between EEX Corporation and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of its Debt Securities.

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            CHASE BANK OF TEXAS,
                                             NATIONAL ASSOCIATION

                                            By: /s/ DONNA EDMUNDSON
                                                --------------------------------
                                                Donna Edmundson
                                                Vice President and Trust Officer